Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Fourth Quarter and Fiscal Year 2025 Financial Results

February 24, 2026 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCC), a leading SaaS platform provider for the multi-trillion-dollar insurance economy, today announced its financial results for the three months and year ended December 31, 2025.

“CCC closed out 2025 with solid financial performance, delivering 12% year-over-year revenue growth and an adjusted EBITDA margin of 41% for full year 2025. We achieved these results while continuing to invest for long-term growth and innovation, as our customers rely on CCC to support mission-critical workflows and drive greater operating efficiency across the insurance economy,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“Advances in AI are accelerating our customers’ digital transformation, and CCC’s differentiated combination of proprietary data, deeply embedded workflows, and connected network makes our platform increasingly critical as automation expands across claims and repairs,” continued Ramamurthy. “We are grateful for our multi-year relationships with customers and their partnership as we develop and deploy AI at scale to support their most pressing business challenges. We believe we are still in the early stages of adoption for these data-driven solutions and insights. As customers deepen their use of the CCC platform, it reinforces our confidence in the durability of our model and the long-term growth opportunity ahead.”

Full Year 2025 Financial Highlights

Revenue

•	Total revenue was $1.057 billion for the full year of 2025, an increase of 12% from $944.8 million for the full year of 2024.

Profitability

•

GAAP gross profit was $776.8 million, representing a gross margin of 73% for the full year of 2025, compared with $713.8 million, representing a gross margin of 76% for the full year of 2024. Adjusted gross profit was $805.9 million, representing an adjusted gross profit margin of 76% for the full year of 2025, compared with $732.7 million, representing an adjusted gross profit margin of 78% for the full year of 2024.

•

GAAP operating income was $93.8 million for the full year of 2025, compared with GAAP operating income of 80.1 million for the full year of 2024. Adjusted operating income was $376.9 million for the full year of 2025, compared with adjusted operating income of $354.2 million for the full year of 2024.

•

GAAP net income was $1.7 million for the full year of 2025, compared with GAAP net income of $31.2 million for the full year of 2024. Adjusted net income was $238.0 million for the full year of 2025, compared with adjusted net income of $238.1 million for the full year of 2024.

•	Adjusted EBITDA was $436.0 million for the full year of 2025, up 10% compared with adjusted EBITDA of $397.4 million for the full year of 2024.

Fourth Quarter 2025 Financial Highlights

Revenue

•	Total revenue was $277.9 million for the fourth quarter of 2025, an increase of 13% from $246.5 million for the fourth quarter of 2024.

Profitability

•

GAAP gross profit was $204.8 million, representing a gross margin of 74%, for the fourth quarter of 2025, compared with $185.2 million, representing a gross margin of 75%, for the fourth quarter of 2024. Adjusted gross profit was $211.4 million, representing an adjusted gross profit margin of 76%, for the fourth quarter of 2025, compared with $187.7 million, representing an adjusted gross profit margin of 76%, for the fourth quarter of 2024.

•

GAAP operating income was $50.1 million for the fourth quarter of 2025, compared with GAAP operating income of $21.1 million for the fourth quarter of 2024. Adjusted operating income was $104.3 million for the fourth quarter of 2025, compared with adjusted operating income of $92.9 million for the fourth quarter of 2024.

•

GAAP net income was $8.1 million for the fourth quarter of 2025, compared with GAAP net income of $6.3 million for the fourth quarter of 2024. Adjusted net income was $65.3 million for the fourth quarter of 2025, compared with adjusted net income of $64.5 million for the fourth quarter of 2024.

•	Adjusted EBITDA was $118.7 million for the fourth quarter of 2025, up 12% compared with adjusted EBITDA of $106.3 million for the fourth quarter of 2024.

Liquidity

•

CCC had $111.2 million in cash and cash equivalents and $1.291 billion of total debt on December 31, 2025. The Company generated $315.5 million in cash from operating activities and had free cash flow of $254.5 million for the full year of 2025, compared with $283.9 million in cash generated from operating activities and $230.9 million in free cash flow for the full year of 2024.

4th Quarter and Recent Business Highlights

•
AI solution adoption continued to scale across the CCC platform. Approximately 10% of CCC’s total revenue, or nearly $100 million, is now generated from AI‑based solutions spanning auto physical damage and bodily injury. Adoption has expanded to more than 125 insurers and over 15,000 collision repair facilities, with claim volume currently processed using AI models ranging from low single-digits to low double-digits of total claims, depending on the solution, underscoring the long runway for continued adoption as customers expand deployment of AI.

•
EvolutionIQ continued to expand CCC’s growth opportunity beyond auto claims. During 2025, EvolutionIQ added two top‑15 disability insurers and now serves nine of the top‑15 disability insurers, as measured by direct written premiums. The business also launched multiple new workers’ compensation customers and established a partnership with the world’s largest third‑party administrator, opening access to large employers that self‑insure for disability and workers’ compensation and creating a new channel for growth over time.
•
CCC announced a new $500 million share repurchase authorization in December 2025, reinforcing its commitment to disciplined capital allocation. The program includes an accelerated share repurchase to repurchase $300 million of common stock, under which the company received an initial delivery of approximately 33.2 million shares, representing approximately 80% of the shares expected to be repurchased. The new authorization follows the full utilization of the $300 million repurchase program announced in December 2024.

Business Outlook

Based on information as of today, February 24, 2026, the Company is issuing the following financial guidance:

First Quarter Fiscal 2026	Full Year Fiscal 2026

Revenue	$273.5 million to $275.5 million	$1.147 billion to $1.157 billion
Adjusted EBITDA	$113.0 million to $115.0 million	$477.0 million to $485.0 million

Conference Call Information

CCC will host a conference call today, February 24, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCC), is a leading SaaS platform provider for the multi-trillion-dollar insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of factors outside our control including public health outbreaks, natural catastrophes, war and terrorism; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

(unaudited)

	December 31,	December 31,
	2025	2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$111,192	$398,983
Accounts receivable—Net of allowances of $3,773 and $4,692 as of December 31, 2025 and 2024, respectively	137,056	106,578
Income taxes receivable	33,274	7,743
Deferred contract costs	24,923	22,373
Other current assets	28,653	28,973
Total current assets	335,098	564,650
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	166,796	172,079
OPERATING LEASE ASSETS	36,047	29,762
INTANGIBLE ASSETS—Net	1,010,658	934,278
GOODWILL	1,955,551	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,368	1,743
DEFERRED CONTRACT COSTS	22,479	18,692
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	35,207	34,062
TOTAL	$3,573,432	$3,183,218
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,954	$18,393
Accrued expenses	80,897	72,543
Income taxes payable	—	80
Current portion of long-term debt	13,033	8,000
Current portion of long-term licensing agreement—Net	3,466	3,257
Operating lease liabilities	7,785	7,658
Deferred revenue	72,793	44,915
Note payable to minority investor	25,197	—
Total current liabilities	234,125	154,846
LONG-TERM DEBT—Net	1,264,941	761,053
DEFERRED INCOME TAXES—Net	199,311	164,844
LONG-TERM LICENSING AGREEMENT—Net	20,968	24,435
OPERATING LEASE LIABILITIES	51,467	47,235
OTHER LIABILITIES	15,610	11,303
Total liabilities	1,786,422	1,163,716
COMMITMENTS AND CONTINGENCIES (Notes 23 and 24)
MEZZANINE EQUITY:
Redeemable non-controlling interest	—	21,679
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 605,449,050 and 629,207,115 shares issued and outstanding at December 31, 2025 and 2024, respectively	60	63
Additional paid-in capital	3,483,031	3,094,182
Accumulated deficit	(1,695,057)	(1,095,227)
Accumulated other comprehensive loss	(1,024)	(1,195)
Total stockholders’ equity	1,787,010	1,997,823
TOTAL	$3,573,432	$3,183,218

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2025	2024	2025	2024
REVENUES	$277,865	$246,464	$1,057,001	$944,800
COST OF REVENUES
Cost of revenues, exclusive of amortization and impairment of acquired technologies	68,670	61,068	262,720	221,997
Amortization of acquired technologies	4,368	172	17,473	9,000
Total cost of revenues (1)	73,038	61,240	280,193	230,997
GROSS PROFIT	204,827	185,224	776,808	713,803
OPERATING EXPENSES:
Research and development (1)	52,857	53,238	227,496	201,493
Selling and marketing (1)	38,806	35,963	174,786	142,217
General and administrative (1)	44,557	56,973	206,637	218,220
Amortization of intangible assets	18,511	17,942	74,047	71,768
Total operating expenses	154,731	164,116	682,966	633,698
OPERATING INCOME (LOSS)	50,096	21,108	93,842	80,105
INTEREST EXPENSE	(18,141)	(15,174)	(71,007)	(64,608)
INTEREST INCOME	649	3,768	4,882	12,203
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	—	—	14,378
OTHER (EXPENSE) INCOME —Net	500	630	(6,188)	2,236
PRETAX INCOME (LOSS)	33,104	10,332	21,529	44,314
INCOME TAX PROVISION	(24,984)	(4,072)	(19,841)	(13,074)
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	8,120	6,260	1,688	31,240
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	—	(1,412)	(1,276)	(5,095)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.'S COMMON STOCKHOLDERS	8,120	4,848	412	26,145

Net income (loss) per share attributable to common stockholders:
Basic	$0.01	$0.01	$0.00	$0.04
Diluted (2)	$0.01	$0.01	$0.00	$0.04
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	614,223,438	618,767,992	629,960,378	610,761,424
Diluted	639,758,778	648,544,705	659,585,375	641,875,525
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	8,120	6,260	1,688	31,240
Other comprehensive income (loss)—Foreign currency translation adjustment	50	(148)	171	(122)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	8,170	6,112	1,859	31,118
Less: accretion of redeemable non-controlling interest	—	(1,412)	(1,276)	(5,095)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$8,170	$4,700	$583	$26,023

(1) Includes stock-based compensation expense as follows (in thousands):
	Three months ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Cost of revenues	$2,190	$2,291	$11,109	$9,342
Research and development	11,229	12,441	57,099	47,191
Sales and marketing	7,650	8,933	44,218	28,083
General and administrative	8,109	20,152	62,968	86,422
Total stock-based compensation expense	$29,178	$43,817	$175,394	$171,038

(2) The following table sets forth a reconciliation of the numerator and denominator used to compute diluted earnings per share of common stock (in thousands, except for share data):
	Three months ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Numerator
Net income (loss)	$8,120	$6,260	$1,688	$31,240
Accretion of redeemable non-controlling interest	—	(1,412)	(1,276)	(5,095)
Net income (loss) attributable to common stockholders	$8,120	$4,848	$412	$26,145

Denominator
Weighted average shares of common stock - basic	614,223,438	618,767,992	629,960,378	610,761,424
Dilutive effect of stock-based awards	25,535,340	29,776,713	29,624,997	31,114,101
Weighted average shares of common stock - diluted	639,758,778	648,544,705	659,585,375	641,875,525

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Year ended December 31,
	2025	2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,688	$31,240
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	58,760	42,908
Amortization of intangible assets	91,520	80,768
Impairment of goodwill and intangible assets	—	—
Deferred income taxes	18,497	(30,521)
Stock-based compensation	175,394	171,038
Amortization of deferred financing fees	1,887	1,871
Amortization of discount on debt	153	261
Change in fair value of derivative instruments	8,386	5,233
Change in fair value of warrant liabilities	—	(14,378)
Change in fair value of estimated contingent consideration	—	(100)
Non-cash lease expense	—	—
Loss on disposal of software, equipment and property	2	302
Noncash interest expense	2,242	—
Other	—	221
Changes in:
Accounts receivable—Net	(30,119)	(4,196)
Deferred contract costs	(2,550)	(4,473)
Other current assets	(28)	4,319
Deferred contract costs—Non-current	(3,787)	3,610
Other assets	(1,146)	2,771
Operating lease assets	2,556	2,301
Income taxes	(25,944)	(7,147)
Accounts payable	12,133	2,070
Accrued expenses	8,067	797
Operating lease liabilities	(4,482)	(4,298)
Deferred revenues	6,418	1,355
Other liabilities	(4,168)	(2,066)
Net cash provided by operating activities	315,479	283,886
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(60,971)	(53,012)
Acquisition of EvolutionIQ, Inc., net of cash acquired	(410,412)	—
Net cash used in investing activities	(471,383)	(53,012)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	4,703	33,506
Proceeds from employee stock purchase plan	5,044	5,745
Principal payments on long-term debt	(10,010)	(8,000)
Payments for employee taxes withheld upon vesting of equity awards	(48,549)	(57,826)
Payment of fees associated with the debt and revolver debt modification	(7,734)	(719)
Repurchase of common stock	(600,567)	—
Proceeds from issuance of long-term debt	525,000	—
Net cash used in financing activities	(132,113)	(27,294)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	226	(169)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(287,791)	203,411
CASH AND CASH EQUIVALENTS:
Beginning of period	398,983	195,572
End of period	$111,192	$398,983
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$79	$7,154
Fair value of redeemed private warrants	$—	$37,122
Stock issued related to the acquisition of EvolutionIQ, Inc	$250,441	$—
Issuance of promissory note to minority investor of redeemable preferred shares	$22,955	$—
Excise tax accrued on repurchase of common stock	$958	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$66,704	$62,898
Cash paid for income taxes—Net	$28,595	$50,742

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Gross Profit	$204,827	$185,224	$776,808	$713,803
Amortization of acquired technologies	4,368	172	17,473	9,000
Stock-based compensation and related employer payroll tax	2,204	2,326	11,599	9,943
Adjusted Gross Profit	$211,399	$187,722	$805,880	$732,746
Gross Profit Margin	74%	75%	73%	76%
Adjusted Gross Profit Margin	76%	76%	76%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating expenses	$154,731	$164,116	$682,966	$633,698
Amortization of intangible assets	(18,511)	(17,942)	(74,047)	(71,768)
Stock-based compensation expense and related employer payroll tax	(27,124)	(42,038)	(169,686)	(167,865)
M&A and integration costs	(631)	(7,317)	(8,831)	(9,193)
Litigation proceeds (costs), net	—	(642)	3,665	(4,455)
Equity transaction costs, including secondary offerings	(95)	(1,461)	(724)	(1,938)
Change in fair value of contingent consideration	—	100	—	100
Debt refinancing costs	(1,240)	—	(4,359)	—
Adjusted operating expenses	$107,130	$94,816	$428,984	$378,579

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Operating income (loss)	$50,096	$21,108	$93,842	$80,105
Amortization of intangible assets	18,511	17,942	74,047	71,768
Amortization of acquired technologies—Cost of revenue	4,368	172	17,473	9,000
Stock-based compensation expense and related employer payroll tax	29,328	44,364	181,285	177,808
M&A and integration costs	631	8,716	8,831	9,193
Litigation (proceeds) costs, net	—	642	(3,665)	4,455
Equity transaction costs, including secondary offerings	95	62	724	1,938
Change in fair value of contingent consideration	—	(100)	—	(100)
Debt refinancing costs	1,240	—	4,359	—
Adjusted operating income	$104,269	$92,906	$376,896	$354,167

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Net income (loss)	$8,120	$6,260	$1,688	$31,240
Interest expense	18,141	15,174	71,007	64,608
Interest income	(649)	(3,768)	(4,882)	(12,203)
Income tax provision	24,984	4,072	19,841	13,074
Amortization of intangible assets	18,511	17,942	74,047	71,768
Amortization of acquired technologies—Cost of revenue	4,368	172	17,473	9,000
Depreciation and amortization related to software, equipment and property	2,052	2,319	8,727	8,774
Depreciation and amortization related to software, equipment and property—Cost of revenue	12,332	11,069	50,033	34,134
Stock-based compensation expense and related employer payroll tax	29,328	44,364	181,285	177,808
M&A and integration costs	631	8,716	8,831	9,193
Litigation (proceeds) costs, net	—	642	(3,665)	4,455
Equity transaction costs, including secondary offering costs	95	62	724	1,938
Change in fair value of contingent consideration	—	(100)	—	(100)
Change in fair value of warrant liabilities	—	—	—	(14,378)
Change in fair value of derivative instruments	(55)	458	8,386	5,233
Income from derivative instruments	(369)	(1,073)	(1,811)	(7,167)
Debt refinancing costs	1,240	—	4,359	—
Adjusted EBITDA	$118,729	$106,309	$436,043	$397,377
Adjusted EBITDA Margin	43%	43%	41%	42%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Net income (loss)	$8,120	$6,260	$1,688	$31,240
Amortization of intangible assets	18,511	17,942	74,047	71,768
Amortization of acquired technologies—Cost of revenue	4,368	172	17,473	9,000
Stock-based compensation expense and related employer payroll tax	29,328	44,364	181,285	177,808
M&A and integration costs	631	8,716	8,831	9,193
Litigation (proceeds) costs, net	—	642	(3,665)	4,455
Equity transaction costs, including secondary offering costs	95	62	724	1,938
Change in fair value of contingent consideration	—	(100)	—	(100)
Change in fair value of warrant liabilities	—	—	—	(14,378)
Change in fair value of derivative instruments	(55)	458	8,386	5,233
Debt refinancing costs	1,240	—	4,359	—
Tax effect of adjustments	3,019	(14,002)	(55,105)	(58,086)
Adjusted net income	$65,257	$64,514	$238,023	$238,071

Adjusted net income per share attributable to common stockholders:
Basic	$0.11	$0.10	$0.38	$0.39
Diluted	$0.10	$0.10	$0.36	$0.37

Weighted average shares outstanding:
Basic	614,223,438	618,767,992	629,960,378	610,761,424
Diluted	639,758,778	648,544,705	659,585,375	641,875,525

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$119,164	$113,645	$315,479	$283,886
Less: Purchases of software, equipment and property	(14,287)	(7,939)	(60,971)	(53,012)
Free Cash Flow	$104,877	$105,706	$254,508	$230,874